Exhibit 99.2

Third Quarter 2018
Teleconference
Supplemental Data

Cautionary Statement

Forward-Looking Information    This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our future financial and business performance and prospects, including forecasted 2018 fourth quarter and full year business and financial results, sales and EPS growth drivers, gross margins, volume, pricing, delivered product costs, investments, business acquisitions and the timing, amount and type of restructuring costs and savings from restructuring or efficiency initiative activities. These statements are based on the current expectations of management of Ecolab Inc. (“the Company”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties are set forth under Item 1A of our most recent Annual Report on Form 10-K and our other our public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the markets served by our Global Energy segment; the impact of economic factors such as the worldwide economy, capital flows, interest rates and foreign currency risk, including reduced sales and earnings in other countries resulting from the weakening of local currencies versus the U.S. dollar; our ability to execute key business initiatives, including upgrades to our information technology systems; potential information technology infrastructure failures and cybersecurity attacks; our ability to attract and retain high caliber management talent to lead our business; exposure to economic, political and legal risks related to our international operations including trade sanctions; our ability to develop competitive advantages through innovation and to commercialize digital solutions; the costs and effects of complying with laws and regulations relating to our operations; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement except as required by law.

Non-GAAP Financial Information    This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	2

3Q 2018 Overview

◢Sales:

▪	Reported sales +5%; fixed currency sales were +6%, with acquisition adjusted fixed currency sales +7%.
▪	New business growth, share gains, pricing and new product introductions drove acquisition adjusted fixed currency sales increases across all business segments.

◢Operating Income:

▪	Reported operating margin -200 bps; adjusted fixed currency operating margin -10 bps.
▪	Reported operating income -8% with adjusted operating income +5%; adjusted fixed currency operating income +6%.
▪	Pricing, volume growth and cost saving initiatives more than offset higher delivered product costs and investments in the business during the quarter.

◢Earnings:

▪	Reported diluted EPS $1.48, +10% versus last year.
▪	Adjusted diluted EPS $1.53, +11% versus last year, benefiting from a lower tax rate.

◢Outlook:

▪	2018: Adjusted diluted EPS forecast revised to $5.20 to $5.30, +11% to 13%. Prior forecast was $5.30 to $5.50.
▪	4Q 2018: Adjusted diluted EPS forecast $1.49 to $1.59, +8% to 15%.

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	3

Current Perspectives

◢We are executing well: we delivered 7% fixed currency acquisition adjusted sales growth in the third quarter with accelerating pricing and cost savings results, driving double-digit adjusted earnings per share growth despite difficult near-term headwinds.

◢We have offset the bulk of the $0.75 per share of delivered product cost and foreign exchange headwinds this year vs. our initial 2018 expectations, with $0.15 per share of those headwinds since our last release.

◢Ultimately, our continued strong volume, price and cost savings execution should overcome this cost inflation, as evidenced by our accelerating adjusted fixed currency operating income growth year-to-date.

◢When combined with our technology, digital and core innovation investments, we remain very optimistic in our ability to drive continued attractive adjusted earnings per share growth for the future.

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	4

3Q 2018 Results

	Third Quarter Ended September 30
	Reported			Adjusted *
(unaudited)	Public Currency Rates		%	Public Currency Rates		%
(millions, except per share)	2018	2017	Change	2018	2017	Change
Net sales	$ 3,747.2	$ 3,564.5	5%	$ 3,747.2	$ 3,564.5	5%
Operating income	516.2	564.1	(8)%	595.4	569.3	5%
Net income attributable to Ecolab	435.4	393.2	11%	448.3	403.9	11%
Diluted earnings per share	$ 1.48	$ 1.34	10%	$ 1.53	$ 1.38	11%

				Adjusted *
	Fixed Currency Rates *		%	Fixed Currency Rates		%
	2018	2017	Change	2018	2017	Change
Net sales	$ 3,874.9	$ 3,643.4	6%	$ 3,874.9	$ 3,643.4	6%
Operating income	537.7	576.5	(7)%	616.9	581.7	6%

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	5

3Q 2018 Sales Growth Detail

	Fixed Rate	Acq./Div. Adj.
Global Industrial	% Change	% Change	Consolidated	% Change
Food & Beverage	6%	6%	Volume & mix	5%
Water	7%	7%	Pricing	2%
Paper	16%	10%	Subtotal	7%
Life Sciences	11%	11%	Acq./Div.	-1%
Textile Care	1%	1%	Fixed currency growth	6%
Total Global Industrial	8%	7%	Currency impact	-1%
			Total	5%
Global Institutional
Institutional	5%	5%
Specialty	9%	8%
Healthcare	3%	3%
Total Global Institutional	6%	5%

Global Energy	9%	10%

Other
Pest Elimination	15%	7%
Colloidal Technologies	19%	19%
Total Other**	-6%	8%
**Equipment Care was sold on November 1, 2017

Total	6%	7%

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	6

3Q 2018 Income Statement / Margins

($ millions, unaudited)	2018	% sales	2017	% sales	% change	Comments*

Gross Profit	$ 1,547.0	41.3%	$ 1,499.9	42.1%	3%

Adjusted gross margins were 41.4% in 2018 and 42.1% 2017. Higher delivered product costs and the impact of growth within Global Energy (which on average has a lower gross margin) more than offset the impact from increased pricing and cost savings.

SG&A	955.2	25.5%	930.9	26.1%	3%

The ratio decreased 60 bps as sales volume leverage, the 2017 restructuring, cost savings actions and the impact of growth within Global Energy (which on average has a lower SG&A ratio) more than offset investments in the business.

Operating Income (fixed FX)
Global Industrial	224.9	15.9%	217.4	16.6%	3%

Acquisition adjusted margins were 16.1% in 2018 and 16.8% in 2017.  Margins decreased 70 bps as pricing, sales volume gains and cost savings were more than offset by higher delivered product costs and investments in the business.

Global Institutional	292.5	21.8%	276.1	21.8%	6%

Acquisition adjusted margins were 21.9% in 2018 and 21.8% in 2017.  Margins rose 10 bps as pricing, sales volume gains and cost savings offset investments in the business and higher delivered product costs.

Global Energy	94.1	10.6%	89.8	11.0%	5%

Acquisition adjusted margins were 10.6% in 2018 and 11.1% in 2017.  Margins decreased 50 bps as pricing and volume gains were more than offset by higher delivered product costs.  Excluding the previously disclosed favorable legal settlement in the year ago period, underlying operating income growth was low double-digits and margins improved slightly versus last year.

Other	48.3	20.7%	41.4	16.7%	17%

2018 acquisition adjusted fixed currency margins were 20.9% vs. 19.1% in 2017. The 180 bps increase reflected pricing and sales volume gains, which benefited from Colloidal Technologies, that more than offset increased field-related costs.

Subtotal at fixed FX	659.8	17.0%	624.7	17.1%	6%
Corporate
Corp. Expense	(42.9)		(43.0)			Nalco intangible amortization

Special Gains/(Ch.)	(79.2)		(5.2)			2018: Primarily restructuring charges. 2017: Restructuring, acquisition and integration charges and litigation related charges partially offset by a Venezuela related gain.
Total Corporate Exp.	(122.1)		(48.2)
FX	(21.5)		(12.4)

Consolidated Op. Inc.	$ 516.2	13.8%	$ 564.1	15.8%	(8)%

2018 adjusted fixed currency operating margin was 15.9%, a 10 bps decrease vs. the equivalent 2017 margin of 16.0%.  Pricing, volume growth and cost savings initiatives were modestly offset by the impact of higher delivered product costs and investments in the business during the quarter.

*See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations.

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	7

3Q 2018 Balance Sheet / Cash Flow

Summary Balance Sheet
	September 30			September 30
(millions, unaudited)	2018	2017	(millions, unaudited)	2018	2017
Cash and cash eq.	$ 203.6	$ 209.1	Short-term debt	$ 769.4	$ 1,073.0
Accounts receivable, net	2,652.7	2,530.5	Accounts payable	1,195.3	1,115.9
Inventories	1,587.9	1,509.6	Other current liabilities	1,625.1	1,609.7
Other current assets	378.1	363.2	Long-term debt	6,334.8	6,484.5
PP&E, net	3,778.0	3,617.2	Pension/Postretirement	966.9	983.7
Goodwill and intangibles	10,898.8	11,194.0	Other liabilities	1,088.1	1,323.2
Other assets	463.5	433.8	Total equity	7,983.0	7,267.4
Total assets	$ 19,962.6	$ 19,857.4	Total liab. and equity	$ 19,962.6	$ 19,857.4

Selected Cash Flow items			Selected Balance Sheet measures
	Nine Months Ended
	September 30			September 30
(millions, unaudited)	2018	2017	(unaudited)	2018	2017
Cash from op. activities	$ 1,450.4	$ 1,444.9	Total Debt/Total Capital	47.1%	51.0%
Depreciation	461.5	437.0	Net Debt/Total Capital	46.4%	50.3%
Amortization	238.9	228.5	Net Debt/EBITDA(*)	2.3	2.6
Capital expenditures	634.1	594.0	Net Debt/Adjusted EBITDA(*)	2.2	2.5

(*) EBITDA and Adjusted EBITDA are non-GAAP measures.  EBITDA is defined as the sum of operating income, depreciation and amortization. Adjusted EBITDA is defined as the sum of adjusted operating income, depreciation and amortization. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations.

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	8

Appendix

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	9

Non-GAAP Financial Measures

	Third Quarter Ended		Nine Months Ended
(unaudited)	September 30		September 30
(millions, except percent)	2018	2017	2018	2017

Net sales
Reported GAAP net sales	$ 3,747.2	$ 3,564.5	$ 10,907.7	$ 10,186.9
Effect of foreign currency translation	127.7	78.9	207.5	332.3
Non-GAAP fixed currency sales	3,874.9	3,643.4	11,115.2	10,519.2
Effect of acquisitions and divestitures	(44.4)	(61.2)	(159.5)	(177.6)
Non-GAAP acquisition adjusted fixed currency sales	$ 3,830.5	$ 3,582.2	$ 10,955.7	$ 10,341.6

Cost of Sales
Reported GAAP cost of sales	$ 2,200.2	$ 2,064.6	$ 6,438.4	$ 5,961.8
Special (gains) and charges	3.6	0.3	3.5	26.2
Non-GAAP adjusted cost of sales	$ 2,196.6	$ 2,064.3	$ 6,434.9	$ 5,935.6

Gross Margin
Reported gross margin	41.3%	42.1%	41.0%	41.5%
Non-GAAP adjusted gross margin	41.4%	42.1%	41.0%	41.7%

Operating income
Reported GAAP operating income	$ 516.2	$ 564.1	$ 1,365.1	$ 1,340.9
Effect of foreign currency translation	21.5	12.4	31.0	41.1
Non-GAAP fixed currency operating income	537.7	576.5	1,396.1	1,382.0
Special (gains) and charges	79.2	5.2	117.2	74.1
Non-GAAP adjusted fixed currency operating income	616.9	581.7	1,513.3	1,456.1
Effect of acquisitions and divestitures	(4.5)	(1.5)	(8.9)	(7.7)
Non-GAAP acquisition adjusted fixed currency operating income	$ 612.4	$ 580.2	$ 1,504.4	$ 1,448.4

Operating Income Margin
Reported GAAP operating income margin	13.8%	15.8%	12.5%	13.2%
Non-GAAP adjusted fixed currency operating income margin	15.9%	16.0%	13.6%	13.8%

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	10

Non-GAAP Financial Measures

	Third Quarter Ended		Nine Months Ended
(unaudited)	September 30		September 30
(millions, except percent and per share)	2018	2017	2018	2017

Net Income Attributable to Ecolab
Reported GAAP net income attributable to Ecolab	$ 435.4	$ 393.2	$ 1,034.0	$ 942.0
Special (gains) and charges, after tax	60.1	2.4	88.7	53.2
Discrete tax net expense (benefit)	(47.2)	8.3	(35.2)	(24.2)
Non-GAAP adjusted net income attributable to Ecolab	$ 448.3	$ 403.9	$ 1,087.5	$ 971.0

Diluted Earnings per Share Attributable to Ecolab ("EPS")
Reported GAAP diluted EPS	$ 1.48	$ 1.34	$ 3.53	$ 3.20
Special (gains) and charges, after tax	0.20	0.01	0.30	0.18
Discrete tax net expense (benefit)	(0.16)	0.03	(0.12)	(0.08)
Non-GAAP adjusted diluted EPS	$ 1.53	$ 1.38	$ 3.71	$ 3.30

Provision for Income Taxes
Reported GAAP tax rate	9.0%	24.6%	17.2%	21.7%
Special gains and charges	2.1	0.3	0.6	0.4
Discrete tax items	8.4	(1.6)	2.6	1.9
Non-GAAP adjusted tax rate	19.5%	23.3%	20.4%	24.0%

EBITDA (trailing twelve months ended)
Net income including non-controlling interest	$ 1,608.6	$ 1,321.8
Provision for income taxes	196.4	380.3
Interest expense, net	246.1	245.6
Depreciation	618.7	575.6
Amortization	321.8	312.4
EBITDA	$ 2,991.6	$ 2,835.7
Special (gains) and charges impacting EBITDA	83.4	82.0
Adjusted EBITDA	$ 3,075.0	$ 2,917.7

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	11

Non-GAAP Financial Measures

	Third Quarter Ended September 30
	2018			2017
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 1,411.6	($22.7)	$ 1,388.9	$ 1,309.4	($9.4)	$ 1,300.0
Global Institutional	1,340.8	(6.3)	1,334.5	1,268.9	-	1,268.9
Global Energy	889.6	(0.1)	889.5	817.5	(6.0)	811.5
Other	232.9	(15.3)	217.6	247.6	(45.8)	201.8
Subtotal at fixed currency rates	3,874.9	(44.4)	3,830.5	3,643.4	(61.2)	3,582.2
Currency impact	(127.7)			(78.9)
Consolidated reported GAAP net sales	$ 3,747.2			$ 3,564.5

Operating Income
Global Industrial	$ 224.9	($1.7)	$ 223.2	$ 217.4	$ 1.0	$ 218.4
Global Institutional	292.5	(0.2)	292.3	276.1	-	276.1
Global Energy	94.1	0.1	94.2	89.8	0.4	90.2
Other	48.3	(2.7)	45.6	41.4	(2.9)	38.5
Corporate	(42.9)	-	(42.9)	(43.0)	-	(43.0)
Adjusted at fixed currency rates	616.9	(4.5)	612.4	581.7	(1.5)	580.2
Special (gains) and charges	79.2			5.2
Reported OI at fixed currency rates	537.7			576.5
Currency impact	(21.5)			(12.4)
Consolidated reported GAAP operating income	$ 516.2			$ 564.1

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	12

Non-GAAP Financial Measures

	Nine Months Ended September 30
	2018			2017
(millions)	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales
Global Industrial	$ 4,001.4	($68.0)	$ 3,933.4	$ 3,754.7	($19.5)	$ 3,735.2
Global Institutional	3,870.5	(56.5)	3,814.0	3,646.3	(0.1)	3,646.2
Global Energy	2,590.7	(0.4)	2,590.3	2,406.6	(20.0)	2,386.6
Other	652.6	(34.6)	618.0	711.6	(138.0)	573.6
Subtotal at fixed currency rates	11,115.2	(159.5)	10,955.7	10,519.2	(177.6)	10,341.6
Currency impact	(207.5)			(332.3)
Consolidated reported GAAP net sales	$ 10,907.7			$ 10,186.9

Operating Income
Global Industrial	$ 527.9	($3.5)	$ 524.4	$ 529.4	$ 0.6	$ 530.0
Global Institutional	743.2	(3.6)	739.6	720.0	-	720.0
Global Energy	256.4	1.6	258.0	232.8	(0.8)	232.0
Other	114.7	(3.4)	111.3	102.7	(7.5)	95.2
Corporate	(128.9)	-	(128.9)	(128.8)	-	(128.8)
Adjusted at fixed currency rates	1,513.3	(8.9)	1,504.4	1,456.1	(7.7)	1,448.4
Special (gains) and charges	117.2			74.1
Reported OI at fixed currency rates	1,396.1			1,382.0
Currency impact	(31.0)			(41.1)
Consolidated reported GAAP operating income	$ 1,365.1			$ 1,340.9

Please see Ecolab’s news release dated October 30, 2018 for additional information, including additional discussion on use of Non-GAAP financial measures.	13